UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

TerraVia Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Gateway Boulevard
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 780-4777

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03. Bankruptcy or Receivership.

Confirmation of Amended Plan of Liquidation

As previously disclosed, on August 2, 2017 (the “Petition Date”), TerraVia Holdings, Inc. (“TerraVia” or the “Company”) and certain of its subsidiaries (collectively with TerraVia, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). On October 31, 2017, the Company filed its proposed combined disclosure statement and plan of liquidation (the “Plan) and a motion seeking an order confirming the Plan with the Bankruptcy Court. On November 16, 2017, the Company filed an amended proposed combined disclosure statement and plan of liquidation with the Bankruptcy Court and on and January 4, 2018, the Company filed a further amended proposed combined disclosure statement and plan of liquidation with the Bankruptcy Court (the Plan, as amended, the “Amended Plan”).

On January 8, 2018, following a confirmation hearing held on January 8, 2018, the Bankruptcy Court entered an order confirming the Amended Plan (the “Confirmation Order”).

The Amended Plan generally provides for the payment in full of timely filed and undisputed Other Secured Claims, Other Priority Claims, and SVB Facility Claims (each, as defined in the Amended Plan) (collectively, “Unimpaired Claims”), up to payment in full of Convenience Claims (as defined in the Amended Plan) of not more than $20,000, with General Unsecured Claims (as defined in the Amended Plan) to be paid their pro rata share of the assets remaining after payment of the Unimpaired Claims, the Convenience Claims and certain other amounts. Claims under Section 510(b) of the Bankruptcy Code will be cancelled on the effective date of the Amended Plan and Interests in the Subsidiary Debtors (as defined in the Amended Plan), at the option of the Debtors, shall be Reinstated (as defined in the Amended Plan) or cancelled.

In addition, upon the effective date of the Amended Plan, all Existing Equity Interests (as defined in the Amended Plan) shall be cancelled and released without any distribution or retention of any property on account of such Interests.

The Amended Plan is not yet effective. In accordance with the Amended Plan, the Amended Plan will become effective upon the satisfaction or waiver of certain conditions precedent. The Company currently anticipates that the effective date of the Amended Plan will occur in the first quarter of 2018. On the effective date of the Amended Plan, all assets of the Company will be administered by Emerald Capital Advisors Corp, who will become the post-confirmation plan administrator, as further described in the Amended Plan.

The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The full text of the Amended Plan is also available on the website of Kurtzman Carson Consultants LLC, the Company’s claims agent, at www.kccllc.net/TerraVia. Additionally, a copy of the Confirmation Order is filed as Exhibit 99.1 hereto.

Share Information

As of October 31, 2017, the Company had 108,510,762 shares of common stock outstanding, 1,753,656 restricted stock awards issued and outstanding, and 11,885,800 shares underlying stock options that are issued and outstanding. No shares of common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Amended Plan. In its most recent monthly operating report filed with the Bankruptcy Court on December 28, 2017, the Company reported total assets of $50,505,208 and total liabilities of $184,960,540 as of November 30, 2017.

Item 8.01. Other Events.

On December 18, 2017, the Board of Directors of the Company appointed John Madden of Emerald Capital Advisors Corp. as the plan administrator pursuant to the Amended Plan, upon the effective date of the Amended Plan. Accordingly, upon the effective date of the Amended Plan, John Madden of Emerald Capital Advisors Corp. will be the sole officer and/or responsible person pursuant to the Amended Plan. Further, upon the effective date of the Amended Plan, TerraVia shall issue one share of common stock in Liquidating TerraVia (as defined in the Amended Plan) to the Plan Administrator.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Combined Disclosure Statement and Plan of Liquidation of the Company.

99.1	Findings of Fact, Conclusions of Law, and Order Confirming Combined Disclosure Statement and Chapter 11 Plan Of Liquidation, as entered by the Bankruptcy Court on January 8, 2018.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 2.1 and 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control. Such factors include, without limitation: (i) the ability of the Company to develop, prosecute, confirm, and consummate a chapter 11 plan in the Chapter 11 Cases; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; (iii) risks associated with third parties seeking and obtaining Bankruptcy Court approval for the appointment of a chapter 11 trustee or conversion of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code; and (iv) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results. This list is not intended to be exhaustive.

The Company’s informational filings with the Bankruptcy Court, including additional information about the Chapter 11 Cases, are available to the public at the office of the Clerk of the Bankruptcy Court, 824 North Market St., 3rd Floor, Wilmington, DE, 19801. Such informational filings may be available electronically, for a fee, through the Bankruptcy Court’s website (www.deb.uscourts.gov), and/or free of cost, at the website maintained by the Debtors’ Bankruptcy Court-approved noticing agent (www.kccllc.net/TerraVia).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraVia Holdings, Inc.

Date: January 18, 2018	By:	/s/ Paul Quinlan
Paul Quinlan
General Counsel